EXECUTION COPY

AMENDMENT NO. 3

Dated as of September 30, 2011

to

CREDIT AGREEMENT

Dated as of August 23, 2010

THIS AMENDMENT NO. 3 (this “Amendment”) is made as of September 30, 2011 by and among Parametric Technology Corporation, a Massachusetts corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Credit Agreement dated as of August 23, 2010 by and among the Borrower, the Lenders and the Administrative Agent as amended by Amendment No. 1 to Credit Agreement dated as of December 20, 2010 and by Amendment No. 2 to Credit Agreement dated May 9, 2011 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to an amendment to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendment to the Credit Agreement.  Effective as of the Amendment No. 3 Effective Date (as defined below), the parties hereto agree the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) The definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is amended to amend and restate in their entirety the pricing grid appearing therein and clause (iii) thereof, in each case to read as follows:

	Leverage Ratio:	Eurocurrency Spread	ABR Spread	Commitment Fee Rate
Category 1:	< 1.00 to 1.00	1.25%	0.25%	0.20%
Category 2:	> 1.00 to 1.00 but < 2.00 to 1.00	1.375%	0.375%	0.25%
Category 3:	> 2.00 to 1.00	1.625%	0.625%	0.30%

(iii)           notwithstanding the foregoing, Category 2 shall be deemed to be applicable until the Administrative Agent’s receipt of the applicable Financials for the Borrower’s second full fiscal quarter ending after the Amendment No. 3 Effective Date (unless such Financials demonstrate that Category 3 should have been applicable during such period, in which case such other Category shall be deemed to be applicable during such period) and adjustments to the Category then in effect shall thereafter be effected in accordance with the preceding paragraphs.

(b) The definition of “Maturity Date” appearing in Section 1.01 of the Credit Agreement is amended to delete the date “August 22, 2014” appearing therein and to replace such date with the date “September 30, 2016”.

(c) Section 1.01 of the Credit Agreement is amended to add the following definition thereto and, where applicable, to replace the corresponding previously existing definitions:

“Amendment No. 3 Effective Date” means September 30, 2011.

“Consolidated Fixed Charges” means, for any period, as determined on a Consolidated basis and in accordance with GAAP, without duplication, the aggregate of (a) Consolidated Interest Expense (including, without limitation, the “imputed interest” portion of Capitalized Lease Obligations, synthetic leases and asset securitizations, if any), (b) scheduled principal payments on Consolidated Funded Indebtedness (for the avoidance of doubt, excluding all prepayments of the Revolving Loans) and (c) Capital Distributions.

“Fixed Charge Coverage Ratio”  means, as of any date of determination for the Borrower, on a Consolidated basis and in accordance with GAAP, the ratio of (a) Consolidated EBITDA minus Consolidated Capital Expenditures, for the period of four consecutive fiscal quarters ending on or most recently ended prior to such date, to (b) Consolidated Fixed Charges for such period.

(d) The parties hereto hereby acknowledge and agree that, as of the Amendment No. 3 Effective Date, Sovereign Bank shall no longer be a Co-Documentation Agent and all references in the Credit Agreement to Sovereign Bank in its capacity as Co-Documentation Agent shall be deleted and of no further force and effect.

(e) Schedule 2.01 to the Credit Agreement is replaced in its entirety with Schedule 2.01 attached hereto as Annex A.

2. Conditions of Effectiveness.  The effectiveness of this Amendment (the “Amendment No. 3 Effective Date”) is subject to the conditions precedent that:

(a) The Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Lenders and the Administrative Agent and (ii) counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors.

(b) The Administrative Agent shall have received such instruments and documents as the Administrative Agents shall reasonably request, including a written opinion of the Borrower’s counsel, Edwards Angell Palmer & Dodge LLP, in form and substance reasonably acceptable to the Administrative Agent.

(c) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment No. 3 Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees and expenses of counsel for the Administrative Agent) required to be reimbursed or paid by the Borrower in connection with this Amendment.

(d) the Administrative Agent shall have made such reallocations of each Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement as are necessary in order that the Revolving Credit Exposure with respect to such Lender reflects such Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement as amended hereby.

3. Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing, and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (or, if a representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects as of such specific date).

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

6157851v.4

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PARAMETRIC TECHNOLOGY CORPORATION,
as the Borrower

By:	/s/ Jeffrey D. Glidden
Name:	Jeffrey D. Glidden
Title:	EVP and Chief Financial Officer

Signature Page to Amendment No. 3 to
Credit Agreement dated as of August 23, 2010
Parametric Technology Corporation

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By:	/s/ D. Scott Farquhar
Name:	D. Scott Farquhar
Title:	Senior Vice President

Signature Page to Amendment No. 3 to
Credit Agreement dated as of August 23, 2010
Parametric Technology Corporation

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David A. Wild
Name:	David A. Wild
Title:	Senior Vice President

Signature Page to Amendment No. 3 to
Credit Agreement dated as of August 23, 2010
Parametric Technology Corporation

RBS CITIZENS, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ William M. Clossey
Name:	William M. Clossey
Title:	Vice President

Signature Page to Amendment No. 3 to
Credit Agreement dated as of August 23, 2010
Parametric Technology Corporation

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Denis Waltrich
Name:	Denis Waltrick
Title:	Vice President

Signature Page to Amendment No. 3 to
Credit Agreement dated as of August 23, 2010
Parametric Technology Corporation

SOVEREIGN BANK,
as a Lender

By:	/s/ A. Neil Sweeny
Name:	A. Neil Sweeny
Title:	Senior Vice President

Signature Page to Amendment No. 3 to
Credit Agreement dated as of August 23, 2010
Parametric Technology Corporation

SILICON VALLEY BANK,
as a Lender

By:	/s/ Philip T. Silvia III
Name:	Philip T. Silvia III
Title:	Vice President

Signature Page to Amendment No. 3 to
Credit Agreement dated as of August 23, 2010
Parametric Technology Corporation

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:	/s/ Joe Tonges
Name:	Joe Tonges
Title:	Vice President

Signature Page to Amendment No. 3 to
Credit Agreement dated as of August 23, 2010
Parametric Technology Corporation

TD BANK, N.A.,
as a Lender

By:	/s/ Todd Antico
Name:	Todd Antico
Title:	Senior VP

Signature Page to Amendment No. 3 to
Credit Agreement dated as of August 23, 2010
Parametric Technology Corporation

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kerry Anne O’Callaghan
Name:	Kerry Anne O’Callaghan
Title:	Sr. AVP

Signature Page to Amendment No. 3 to
Credit Agreement dated as of August 23, 2010
Parametric Technology Corporation

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ William S. Rowe
Name:	William S. Rowe
Title:	Director

Signature Page to Amendment No. 3 to
Credit Agreement dated as of August 23, 2010
Parametric Technology Corporation

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to the Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Parametric Technology Corporation, a Massachusetts corporation (the “Borrower”) the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 3 is dated as of September 30, 2011 and is by and among the Borrower, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”).  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.  Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: September 30, 2011
[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

PARAMETRIC HOLDINGS INC.		COMPUTERVISION LLC, by its sole member

PARAMETRIC TECHNOLOGY CORPORATION

By:	/s/ Stephen G. Bouchard	By:	/s/ Stephen G. Bouchard
Name:	Stephen G. Bouchard	Name:	Stephen G. Bouchard
Title:	Treasurer	Title:	Treasurer

PTC INTERNATIONAL, INC.		PTC NETHERLANDS LLC

By:	/s/ Stephen G. Bouchard	By:	/s/ Stephen G. Bouchard
Name:	Stephen G. Bouchard	Name:	Stephen G. Bouchard
Title:	Treasurer	Title:	Treasurer

ARBORTEXT, INC.		RELEX SOFTWARE CORPORATION

By:	/s/ Stephen G. Bouchard	By:	/s/ Stephen G. Bouchard
Name:	Stephen G. Bouchard	Name:	Stephen G. Bouchard
Title:	Treasurer	Title:	Treasurer

MKS SOFTWARE INC.		MORTICE KERNS SYSTEMS HOLDINGS, INC.

By:	/s/ Stephen G. Bouchard	By:	/s/ Stephen G. Bouchard
Name:	Stephen G. Bouchard	Name:	Stephen G. Bouchard
Title:	Treasurer	Title:	Treasurer

Signature Page to Consent and Reaffirmation to Amendment No. 3 to
Credit Agreement dated as of August 23, 2010
Parametric Technology Corporation

Annex A

SCHEDULE 2.01

COMMITMENTS

LENDER	COMMITMENT

JPMORGAN CHASE BANK, N.A.	$43,750,000

KEYBANK NATIONAL ASSOCIATION	$43,750,000

RBS CITIZENS, NATIONAL ASSOCIATION	$32,500,000

WELLS FARGO BANK, NATIONAL ASSOCIATION	$32,500,000

SOVEREIGN BANK	$27,500,000

SILICON VALLEY BANK	$27,500,000

THE HUNTINGTON NATIONAL BANK	$27,500,000

TD BANK, N.A.	$27,500,000

HSBC BANK USA, NATIONAL ASSOCIATION	$27,500,000

BANK OF AMERICA, N.A.	$10,000,000

AGGREGATE COMMITMENT	$300,000,000